                                                                    EXHIBIT 99.4

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.            CASE NUMBER: 01 -10959 (EIK-)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

Great Ocean Cruise Line, L.L.C. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments I through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ Nicholas J. Davison
----------------------------------------
Nicholas J. Davison
Senior Vice President




/s/ Randall L. Talcott
----------------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER: 01-10959 (EIK-)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS
                                    --------

Attachment 1       Summary of Bank and Investment Accounts


Attachment 2       Schedule of Receipts and Disbursements


Attachment 3       Bank and Investment Account Statements


Attachment 4       Income Statement


Attachment 5       Balance Sheet


Attachment 6       Summary of Due To/Due From Intercompany Accounts


Attachment 7       Accounts Receivable Aging


Attachment 8       Accounts Payable Detail


Attachment 9       Notes to December Monthly Operating Report

                                                                    Attachment 1

                         Summary Of Bank, Investment & Petty Cash Accounts
                                 Great Ocean Cruise Line, L.L.C.
Summary                            Case No-. 01-10959 (EIK)            UNAUDITED
Great Ocean Cruise Line, LLC      For Month Of December, 2001



                                              Balances
                               -----------------------------------------       Receipts &          Bank
                                   Opening           Closing                   Disbursements       Statements      Account
Account                        As Of 12/01/01   As Of 12/31/01                 Included            Included        Reconciled
-------                        --------------   --------------                 --------            --------        ----------
Mississippi Queen Steamer                0.00        10,000.00                 Yes                 No - Not        No
Hibernia                                                                                           Concentration
Account#- 812-502-719                                                                              Account


Mississippi Queen                        0.00             0.00                 No -                Not A Bank       No -
Petty Cash                                                                     No Activity         Account          No Activity


                            Receipts & Disbursements              Attachment 2-1
                         Great Ocean Cruise Line, L.L.C.
R&D - Hibernia -              Case No: 01-10959 (EIK)                  UNAUDITED
 MQ Steamer                        Hibernia
                        Mississippi Queen Steamer Account
                             Account # - 812-502-719
                         1 December 01 - 31 December 01


Opening Balance - 1 Dec 01
                                               0.00


Receipts
                                         100,000.00         From The Delta Queen Steamboat Company -
                                                            Hibernia - DQ Master Cash Account (812-395-335)

                                         ----------
                                         100,000.00         Total Receipts

Disbursements
                                         (90,000.00)        To The Delta Queen Steamboat Company -
                                                            Hibernia - Payroll Account (812-395-289)
                                         ----------
                                         (90,000.00)        Total Disbursements


Closing Balance - 31 Dec 01
                                         10,000.00


                                                                   Attachment 3
                  Concentration & Investment Account Statements
                         Great Ocean Cruise Line, L.L.C.
                             Case No: 01-10959 (EIK)
Summary                  For Month Of December, 2001
Great Ocean Cruise Line, LLC
Attach 2&3


         No Statements Due To No Concentration Or Investment Accounts I

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: DEC-01                            1

 currency USD
    Company=21 (MISSISSIPPI QUEEN)

                                              PTD-Actual
                                              DEC-01
                                              ----------
Revenue
   Gross Revenue                                3,290.30
   Allowances                                       0.00
                                              ----------
  Net Revenue                                   3,290.30
Operating Expenses
  Air                                               0.00
  Hotel                                             0.00
  Commissions                                       0.00
  Onboard Expenses                                  0.00
  Passenger Expenses                            4,219.07
  Vessel Expenses                              10,961.54
  Layup/Drydock Expense                             0.00
  Vessel Insurance                                  0.00
                                              ----------
Total Operating Expenses                       15,180.61
                                              ----------
  Gross Profit                                (11,890.31)
SG&A Expenses
    Sales & Marketing                               0.00
    Pre-Opening Costs                               0.00
                                              ----------
Total SG&A Expenses                                 0.00
                                              ----------
EBITDA                                        (11,890.31)
Depreciation                                        0.00
                                              ----------
Operating Income                              (11,890.31)

Other Expense/(Income)
Interest Income                                     0.00
Interest Expense                                    0.00
Equity in Earnings for Sub                          0.00
                                              ----------
Total Other Expense/(Income)                        0.00
                                              ----------
Net Pretax Income/(Loss)                      (11,890.31)
                                              ----------
Income Tax Expense                                  0.00
                                              ----------
Net Income/(Loss)                             (11,890.31)
                                              ----------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                            Current Period: DEC-01                             1
 currency USD
     Company=21 (MISSISSIPPI QUEEN)

                                                                        YTD-Actual          YTD-Actual
                                                                        DEC-01              OCT-01
                                                                      --------------        --------------
 ASSETS
       Cash and Equivalent                                                 10,000.00             91,427.94
       Restricted Cash                                                          0.00                  0.00
       Marketable Securities                                                    0.00                  0.00
       Accounts Receivable                                                 61,448.42             61,448.42
       Inventories                                                        321,073.91            387,173.50
       Prepaid Expenses                                                         0.00              9,438.70
       Other Current Assets                                                     0.00            (14,555.00)
                                                                      --------------        --------------
       Total Current Assets                                               392,522.33            534,933.56

Fixed Assets                                                           32,530,486.54         32,530,486.54

Accumulated Depreciation                                              (22,994,750.57)       (22,994,750.57)
                                                                      --------------        --------------
        Net Fixed Assets                                                9,535,735.97          9,535,735.97

Net Goodwill                                                                    0.00                  0.00
Intercompany Due To/From                                               19,616,671.97         19,836,574.32
Net Deferred Financing Fees                                                     0.00                  0.00
Net Investment in Subsidiaries                                                  0.00                  0.00
Other Non Current Assets                                                        0.00                  0.00
                                                                      --------------        --------------
          Total Other Assets                                           19,616,671.97         19,836,574.32
                                                                      --------------        --------------
          Total Assets                                                 29,544,930.27         29,907,243.85
                                                                      --------------        --------------

                              AMCV US SET OF BOOKS
                                 BALANCE SHEET 2
                             Current Period: DEC-01
currency USD
 Company=21 (MISSISSIPPI QUEEN)


                                                                    YTD-Actual            YTD-Actual
                                                                    DEC-01                OCT-01
                                                                    -------------         -------------
 LABILITIES

       Accounts Payable                                                    845.18              9,423.11

       Accrued Liabilities                                             908,346.96            935,232.90
       Deposits                                                        (11,452.59)                 0.00
                                                                    -------------         -------------
                       Total Current Liabilities                       897,739.55            944,656.01
       Long Term Debt                                                        0.00                  0.00
       Other Long Term Liabilities                                           0.00                  0.00
                                                                    -------------         -------------
                       Total Liabilities                               897,739.55            944,656.01
   OTHER

   Liabilities Subject to Compromise                                 2,826,877.41          2,827,647.41
                                                                    -------------         -------------
                      Total Other                                    2,826,877.41          2,827,647.41

OWNER'S EQUITY

       Common Stock                                                          0.00                  0.00
       Add'l Paid In Capital                                         4,571,000.00          4,571,000.00
       Current Net Income (Loss)                                    (1,298,758.35)          (984,131.23
       Retained Earnings                                            22,548,071.66         22,548,071.66
                                                                    -------------         -------------
                       Total Owner's Equity                         25,820,313.31         26,134,940.43
                                                                    -------------         -------------
                       Total Liabilities & Other &                  29,544,930.27         29,907,243.85
                                                                    -------------         -------------

GREAT OCEAN CRUISE LINE, L.L.C.
CASE #: 01-10959

                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001


                                                              BEGINNING.                                                 ENDING
 AFFILIATE NAME                              CASE NUMBER      BALANCE                DEBITS         CREDITS             BALANCE
 American Classic Voyages Co.                01-10954           29,500,443-08       93,372.44      119,822.81         29,473,992.71

 AMCV Cruise Operations, Inc.                01-10967         (21,386,816.40)        1,245.30              -        (21,385,571.10)
 The Delta Queen Steamboat Co.               01-10970          '14,318,262.10       31,718.00              -          14,349,980.10
 DQSB 11, Inc.                               01-10974                (877.52)             -                -               (877.52)
 Great AQ Steamboat, L.L.C.                  01-10960               14,507.47             -                -              14,507.47
 Great Pacific NW Cruise Line, L.L.C.        01-10977               10,219.55             -                -              10,219.55
 Great River Cruise Line, L.L.C.             01-10963               55,591.64             -                -              55,591.64
 Cruise America Travel, Incorporated         01-10966          (2,952,311.23)             -                -         (2,952,311.23)
 Delta Queen Coastal Voyages, L.L.C.         01-10964               85,950.95             -                -              85,950.95
 Cape Cod Light, L.L.C.                      01-10962                4,980.00             -                -               4,980.00
 Cape May Light, L.L.C.                      01-10961                1,844.01             -                -               1,844.01
 Project America, Inc.                       N/A                   (4,475.20)             -                -             (4,475.20)
 Great Hawaiian Properties Corporation       01-10971             (34,964.32)             -                -            (34,964.32)
 Great Independence Ship Co.                 01-10969              (2,195.09)             -                -             (2,195.09)
                                                               -------------       ----------     ----------         -------------
                                                               19,610,159.04       126,335.74     119,822.81         19,616,671.97
                                                               =============       ==========     ==========         =============

                          Great Ocean Cruise Line, LLC



                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001





                                  Attachment 7



                                 Not Applicable

                          Great Ocean Cruise Line, LLC



                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001





                                  Attachment 8



                                 Not Applicable

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER: 01-10959 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. The Debtor ceased operating its primary asset, the Mississippi Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay-up accrual or asset values pending the outcome of Chapter 11 proceedings.

3. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.